[LOGO OF CREDIT SUISSE/FIRST BOSTON]


This information is being provided in response to your specific request for information. The information has been provided and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                                              September 24, 1997
                                    REVISED

                             Preliminary Term Sheet

                             $146,745,563 (+/- 5%)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)

                         WILSHIRE SERVICING CORPORATION
                                   (Servicer)

                   WILSHIRE MORTGAGE FUNDING COMPANY V, INC.
                                    (Seller)

           WILSHIRE FUNDING CORPORATION MORTGAGE-BACKED CERTIFICATES
                                SERIES 1997-WFC1

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          Principal
             or                                            Average
          Notional              Moody's/D&P/   Initial      Life       Last                                            Sub.     %
 Class     Amount    Priority      Fitch       Coupon(1)  (Yrs.)(2)   Pay(2)   Offering     Spread        Speed       Level   Bonds
------------------------------------------------------------------------------------------------------------------------------------

 A-I     $46,643,595   Senior     Aaa/AAA/AAA    7.25%      2.1      11/02      Public      +100/2yr.    250 PSA(7)    25%    31.8%
 A-II     35,582,447   Senior     Aaa/AAA/AAA    7.68       2.8(3)   10/04(3)   Public   +110 BEEM(5)     25 CPR(7)    25%    24.2%
 A-III    26,150,273   Senior     Aaa/AAA/AAA    8.87       2.9(3)   10/04(3)   Public   7.23% yld.(6)    22 CPR(7)    25%    17.8%
 IO       67,187,974   Senior     Aaa/AAA/AAA    1.61       3.2(4)    3/06(4)   Public    16.50% yld.     18 CPR(8)    25%     ---
 PO        1,682,857   Senior     Aaa/AAA/AAA     N/A       6.1       4/27      Public     +75/interp    100 PSA(8)    25%     1.1%
 M-1       8,804,734  Mezzanine   Aa2/AA/AA      7.25       8.7       4/27      Public    +155/interp    250 PSA(7)    19%     6.0%
 M-2       6,603,550  Mezzanine     A2/A/A       7.25       8.7       4/27      Public    +170/interp    250 PSA(7)  14.5%     4.5%
 M-3       5,136,095  Mezzanine  Baa2/BBB/BBB    7.25       8.7       4/27      Public    +200/interp    250 PSA(7)    11%     3.5%
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A-I has a fixed pass-through rate, Classes M-1, M-2 and M-3 are fixed pass-through rates subject to a blended WAPT rate and all other rates are variable rates.
(2) To Maturity, based on prepayment speed, unless otherwise noted.
(3) To the Optional Call assuming that all prepayments are allocated to senior bonds until they are retired.
(4) To the Optional Call.
(5) Dollar price of 102-17.
(6) Dollar price of 104-00.
(7) Assuming 250 PSA for Pool I, 25 CPR for Pool II and 22 CPR for Pool III.
(8) Assuming stated Speed for Pool I, 25 CPR for Pool II and 22 CPR for
    Pool III.

"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."

Key Collateral Statistics as of September 15, 1997(1)(2)
--------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                            Wilshire 97-1                 Pool I                   Pool II                   Pool III
                     -------------------------------------------------------------------------------------------------------

Balance                      $146,745,563               $85,012,843               $35,582,447               $26,150,273

Index                                                      Fixed                      CMT                    Mixed ARMs

GWAC                            8.868%                     9.063%                    8.092%                    9.289%

Gross Margin                    2.797%                      n/a                      2.769%                    2.838%

WAM (mos.)                        245                       243                        288                       196

Seas (mos.)                        72                        65                         62                       107

Geographic             27.44% CA (South)         23.07% CA (South)         28.10% CA (South)         40.75% CA (South)
Concentration          8.92%   CA (North)        8.98%   TX                9.84%   CA (North)        11.01% CA (North)
                       7.60%   NJ                8.92%   NJ                8.04%   NJ                13.58%   MA
                       6.98%   TX                7.90%   CA (North)        6.54%   FL
                       5.37%   MA                                          5.23%   NY
                                                                           5.23%   VA
Wtd. ALTV                       77.98%                     77.48%                    81.09%                    75.37%

Avg. Balance                  $63,280                    $63,113                  $104,347                   $41,443

Loans                           2,319                      1,347                       341                       631
----------------------------------------------------------------------------------------------------------------------------

(1) Collateral statistics +/- 5%

"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."

This information is being provided in response to your specific request for information. The information has been provided and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.